UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 3)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 29, 2010

NUGEN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52865	26-1946130
(Commission File Number)	(IRS Employer Identification No.)

44645 Guilford Drive, Suite 201, Ashburn, Virginia 20147
 (Address of Principal Executive Offices, Zip Code)

(703) 858-0036
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed as Amendment No. 3 to our Current Report on Form 8-K, dated January 29, 2010 and filed with the SEC on February 4, 2010, as amended by our Current Reports on Form 8-K/A filed with the SEC on February 9, 2010 and April 15, 2011 (collectively, “Original Current Report”), for the purpose of re-filing Exhibit 10.5 in its entirety in un-redacted form. Except for the above, the Original Current Report has not been amended.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(a)         Financial Statements of Businesses Acquired. In accordance with Item 9.01(a), NuGen’s audited financial statements for the fiscal years ended September 30, 2009 and 2008, are filed in this Current Report on Form 8-K as Exhibit 99.

(d) Exhibits

Exhibit No.	Description

(d)           Exhibits

Exhibit No.	Description

2.1	Merger Agreement, dated as of January 29, 2010, among NuGen Mobility, Inc., InovaChem, Inc. and InovaChem Mergerco II, Inc. (3)

2.2	Certificate of Merger, dated January 29, 2010, between NuGen Mobility, Inc. and InovaChem Mergerco II, Inc. (3)

3.1	Certificate of Incorporation (1)

3.2	Articles of Amendment to Articles of Incorporation (2)

3.3	Bylaws (1)

3.4	Amended and Restated Bylaws (2)

10.1	Form of Subscription Agreement for the Private Placement (3)

10.2	Stock Redemption, dated as of November 17, 2009, among Inovachem, Inc., William Zuo, Xiaojing Li, Shao Jun Xu and Lu Yiu. (3)

10.3	Form of Conversion Agreement, dated as of January 29, 2010, among InovaChem and each of Jardine Capital Corp., Four M International, Inc., Po Shin Wong and Ron Takamura (3)

10.4	Asset Purchase Agreement, dated July 13, 2007, between NuGen Mobility, Inc. and New Generation Motors Corporation (3)

10.5	Technical Assistance Agreement, dated June 9, 2009, between NuGen Mobility Inc. and Mahindra & Mahindra Ltd.

10.6
Technical Support Agreement, dated as of September 23, 2009, between NuGen Mobility, Inc. and Tube Investments of India Limited: Division BSA Motors & TI Cycles of India (incorporated by reference to Exhibit 10.6 of our Registration Statement of Form S-1 filed with the SEC on March 17, 2011)

10.7
Master License Agreement, dated December 17, 2005 between New Generation Motors Corporation and Bajaj Auto, Ltd. (incorporated by reference to Exhibit 10.7 of our Annual Report on Form 10-K filed with the SEC on January 13, 2011)

10.8	SBIR Contract with the US Department of Defense (incorporated by reference to Exhibit 10.8 of our Annual Report on Form 10-K filed with the SEC on January 13, 2011)

10.9	Engagement letter between NuGen Mobility, Inc. and Martinez-Ayme Securities, dated November 9, 2009 (3)

10.10	6% Promissory Note, dated August 23, 2007 made by NuGen Mobility, Inc in favor of New Generation Motors (3)

10.11	Conditional Grant Agreement, dated October 3, 2001 with The ICICI Limited (3)

99.1	NuGen Mobility, Inc.’s financial statements for the fiscal years ended September 30, 2008 and 2009 (3)

(1) Filed as an exhibit to our Registration Statement on Form 10-SB filed with the SEC on October 22, 2008
(2) Filed as an exhibit to our Current Report on Form 8-K filed with the SEC on February 14, 2008
(3) Filed with our Current Report on Form 8-K originally filed with the SEC on January 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuGen Holdings, Inc..

August 30, 2011	/s/ Eric Takamura
Name: Eric Takamura
Title: Chairman, Chief Executive Officer and President